Exhibit 99.1

Investor Presentation January 2020

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act, such as statements about the transactions described herein, including the ability of Apollo Medical Holdings, Inc. and its subsidiaries and variable interest entities (the "Company" or "ApolloMed") to raise the funding necessary to consummate the transactions, management's view of the future expectations and prospects for the Company and the financial and non-financial benefits expected to be received from the transactions. Forward-looking statements include any statements about the Company's business, financial condition, operating results, plans, objectives, expectations and intentions, and any projections of earnings, revenue or other financial items, such as the Company's projected capitation and future liquidity, and may be identified by the use of forward-looking terms such as "anticipate," "could," "can," "may," "might," "potential," "predict," "should," "estimate," "expect," "project," "believe," "plan," "envision," "intend," "continue," "target," "seek," "will," "would," and the negative of such terms, other variations on such terms or other similar or comparable words, phrases or terminology. Forward-looking statements reflect current views with respect to future events and financial performance and therefore cannot be guaranteed. Such statements are based on the current expectations and certain assumptions of the Company's management, and some or all of such expectations and assumptions may not materialize or may vary significantly from actual results. Actual results may also vary materially from forward-looking statements due to risks, uncertainties and other factors, known and unknown, including the risk factors described from time to time in the Company's reports to the U.S. Securities and Exchange Commission (the "SEC"), including without limitation the risk factors discussed in the Company's Annual Report on Form 10-K filed with the SEC on March 18, 2019 and subsequent 10-Q filings.

Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this presentation and, unless legally required, the Company does not undertake any obligation to update any forward-looking statement, as a result of new information, future events or otherwise.

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3 Introduction to ApolloMed (1) Last twelve months revenue includes pro forma revenue of Alpha Care Medical Group and Accountable Health Care. (2) As of January 1, 2020. Note: IPA = Independent Practice Association. FFS = Fee - For - Service. ApolloMed and its network of affiliated entities provide coordinated, outcomes - based medical care in a cost - effective manner to over 1.1 million managed lives ▪ ApolloMed is a physician - driven , integrated population health management company at the forefront of the U.S. movement towards value - based care − Manages the medical care of Medicare, Medicaid, and Commercial patients under risk - based contracts with payors ▪ Proven ability to successfully manage financial risk while delivering superior patient outcomes ▪ Coordinated services improve patient s’ quality of life, enhance patients’ c a re experience , and reduce utilization and cost of healthcare − Delivers care to its members through both contracted physicians and a network of ancillary support services (e.g., urgent care, surgery centers, imaging , labs, etc .) ▪ Unique capabilities for case management and care coordination , particularly for the chronically ill and senior citizens ▪ Proven and experienced p hysician - led managemen t team Key Facts and Metrics AM E H N AS D A Q Tic ke r $1 8.00 S h a r e P r ic e (01/06/2020) ~ 1,145 , 00 0 Ma n a ge d L iv e s (2) 1 3 Ma n a ge d I P A s (2) ~ 5 00 E m p lo yee s 7 , 000 + C o nt r ac te d P hy s icia n s (2) Business Mix (YTD September 2019) Commercial 20% Medicare 41% Medicaid 32% Other Third Parties 7% 25+ Years of Operation ~$630mm LTM Sept. 2019 Revenue (1) Capitation 80% Risk Pool 9% Mgmt Fee 7% FFS 3% Others 1% By Revenue By Payor Company Overview

Evolution of a Population Health Management Company

ApolloMed's physician-centric approach has driven its growth into one of the largest population health management companies delivering best in class care while managing costs effectively

1992 – APC incorporated as an IPA

1994 – Network Medical Management (NMM) is spun out from APC as an MSO to manage IPAs

2014 – APC acquired Pacific IPA

2015 – APC acquired Physicians' Healthways IPA

2016 – NMM merged with APCN-ACO and AP-ACO

2017 – NMM merged with ApolloMed. APA ACO approved to participate in the new Next Generation ACO model

2018

2019 – Completed APC transaction, acquired Alpha Care and Accountable Health Care IPAs, and entered into MSA adding 145k new members

MSO	~575,000
IPA	~540,000
ACO	~30,000
Total member lives	~1,145,000(1)

Present

- Vertical and horizontal integrations to better manage cost of care and create a "single-payor" model
- Streamline financial reporting and disclosure
- Enhance transparency and oversight to gain shareholders confidence
- Create liquidity for NMM and APC shareholders and use equity as a recruiting / retention tool for physicians owners

Future

- Strengthen foothold in California via organic growth and acquisitions
- Leverage existing platform to expand outside of California
- Continue to recruit physicians and add members under management
- Invest in next generation technology to further drive clinical care capabilities

ApolloMed has Evolved to Form One of the Nation's Largest Population Health Management Companies

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(1) As of January 1, 2020.
Note: ACO = Accountable Care Organization. MSO = Management Service Organization.

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ApolloMed Today – Vertically Integrated Platform

ApolloMed is vertically integrated at every level in the care delivery value chain, including IPAs, MSOs, and ACOs

Key Business Operations / Services	Description	Representative ApolloMed Offering	Revenue Model
Independent Practice Association	▪ Network of primary and specialty physicians ▪ Delivers care under risk-bearing and capitated arrangements with payors ▪ Receives risk pool settlements and incentive income	Allied Pacific IPA	▪ Capitated per member per month (PMPM) ▪ Revenue is typically prepaid monthly to the Company based on the number of enrollees selecting the Company as their healthcare provider ▪ YTD September 2019 % of Revenue: ~70%
Management Services Organization	▪ Provides non-clinical management services for affiliated IPAs ▪ Responsible for contracting and management of risk-bearing models, including billing, collections and admin. tasks for medical providers and IPAs ▪ Receives management fee income	Network Medical Management	▪ Management fee paid monthly based on percentage of revenue ▪ YTD September 2019 % of Revenue: ~7%
Next Generation ACO / Risk Models	▪ Negotiates discounts and manages claims for a network of physicians that deliver coordinated care to set beneficiaries under a risk-bearing capitated arrangement with CMS ▪ CMS pays ACO via the AIPBP mechanism	APA ACO	▪ AIPBP revenue under NGACO model ▪ Eligible to receive surplus or be liable for the deficit based on the risk-sharing arrangement with CMS ▪ YTD September 2019 % of Revenue: ~10%

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Note: Excludes Fee-for-service revenue and other income.
AIPBP = All-Inclusive Population-Based Payments. CMS = Centers for Medicare and Medicaid Services.

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Horizontal Integration Strategy Drives "Single-Payor" Model

By horizontally integrating across the healthcare ecosystem, ApolloMed creates a virtual "single-payor" model to provide high quality, low cost healthcare for its members

- Aggregates independent physicians into large groups
  - Negotiates improved contract terms for providers
  - Capitated arrangements that align financial incentives around proactive and preventative healthcare
- Negotiates directly with health plans
  - Removes administrative burden from affiliated IPAs
- Comprehensive care provider capable of controlling referrals and the cost of care through a horizontal integration strategy
  - Acquires or partners with surgery centers, urgent care centers, labs, and other facilities
  - Minimizes the leakage of patients to high cost providers
- "Win / win" relationships created through innovative partnerships with hospitals
  - Focuses care in the most cost-effective setting while enabling ApolloMed and hospital partners to share in risk pool dollars
- Efficiently and effectively manage patient care through proprietary technology platform
  - Coordinates with partner physicians and other provider constituents across the continuum



Reduced Healthcare Costs
Improved Population Health
Enhanced Patient Care
Lower Readmission Rates
Higher Patient Satisfaction
Physician holds the "pen" to manage both cost and quality of patient care

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Creating a Next Generation Integrated Healthcare Platform

ApolloMed continues to be at the forefront of industry trends towards value-based care and preventative medicine

First-Mover of the Next Generation ACO

- Participation began January 2017; payments commenced April 2017
  - ~30,000 Medicare FFS patients currently receiving medical management and care coordination
- APA ACO has entered into discounted contracts with participating physicians and preferred providers; in-network Part A and Part B
  - Responsible for patients' medical management and payment for all Part A and Part B claims
- Only Next Generation ACO in the U.S. operating under all-inclusive population-based payments (AIPBP)
  - Most advanced risk-taking track
  - CMS remits AIPBP to APA ACO as well as a surplus distribution for earned surplus
- Shared risk arrangement whereby shared savings or losses on providing such services are both capped by CMS
- CMMI Direct Contracting Model to replace NGACO model beginning 2021
  - Broader reimbursement through total capitation payments for Medicare patients instead of just Part A and Part B
  - Stable Cash Flow with benchmarking based on three years of historical FFS spending instead of one year

Continued Investment in the Next Generation Technology and Preventative Care

- Robust population health platform designed to manage large populations and encourage patient engagement through a user-friendly care plan wizard and mobile platform:
  - Personal Digital Care Plans
  - Predictive and Comprehensive Analytics
  - Real-time Admission and Discharge notifications
  - Telemedicine



LABS
PRIMARY CARE
HOSPITALS
EMS
SPECIALISTS
LONG TERM CARE
PUBLIC HEALTH
PHARMACIES

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Note: CMMI = Center for Medicare and Medicaid Innovation.

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ApolloMed's Technology Platform - Apollo Care Connect®

Extensive and proprietary technology provides a competitive advantage around risk-based healthcare

Population Health Management

- Emphasis on chronic care and high-risk patient management
- Integrates with and captures clinical data from multiple EHRs, wearables and other tracking devices
- Flexible platform allows for easy integration with other internal and 3rd party analytical tools
- Health risk assessments and surveys

Patient Engagement

- Robust mobile platform features chat functionality, SMS text, push notifications, and email capabilities
- Real-time communication between physicians/case managers and patients
- Interactive Personal Health Assistant provides decision support, recommendations, and actionable tasks
- User-friendly Care Plan Wizard to easily create and modify care plans without additional coding

Preventative Care

- Continuing investment in the next generation technology in preventative care
- Preemptive testing through partnership with genetic company

Apollo Care Connect® Offers Key Differentiation from a Pure Services-Centric Model

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Note: EHR = Electronic Health Record.

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9 Apollo Care Connect ® Technology Snapshots

Organizational Overview

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- Parent Company
- Publicly traded (NASDAQ: AMEH)

Network Medical Management

MSO
- Manages certain non-medical services for affiliated physician groups, generating management fee revenue
- Proprietary technology and back-office support

Other Entities

~540,000 member lives

Allied Pacific IPA
- One of the largest IPAs in the U.S. with market density in Southern California
- Large earnings contributor to AMEH, historically consolidated into AMEH's financial statements as a VIE
- Recent transaction with AMEH economically aligns both entities
- 25+ years operation

ALPHA CARE MEDICAL GROUP
- Significant presence in Inland Empire market
- Not previously consolidated in AMEH historical financial statements (acquired by Allied Pacific IPA in May 2019)
- 25+ years operation

Accountable Health Care IPA
- Significant presence in the greater Los Angeles County
- Not previously consolidated in AMEH historical financial statements (acquired remaining 75% not held by APC in August 2019)
- 20+ years operation

~575,000 member lives

LaSalle we care.
- Significant presence in Inland Empire market
- 20+ years operation

Leading California IPAs
- 9 additional IPAs under MSAs with NMM
- Not consolidated into AMEH's financial statements - recorded as management fee revenue of NMM

~30,000 member lives

APA ACO
- Founded in January 2017, APA ACO participates in the NGACO model of CMS
- Only NGACO in the U.S. operating under AIPBP - the most advanced risk taking track
- CMS remits AIPBP to APA ACO

Apollo Care Connect
- Technology platform with a focus on population health management
- Incorporates clinical expertise and value-based reimbursement management process

Apollo Medical Management, Inc.
- Hospitalists
- Southern California Heart Center

VIE = Variable Interest Entity.

[dashed box] Unconsolidated entities.

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11 ApolloMed Key Differentiators ▪ We recognize the importance of the physician’s role in influencing and driving the value proposition in transforming healthcare Physician - driven ▪ We respect the physician’s right to remain independent and recognize there are multiple pathways and opportunities to share in creating value through lower cost and efficient care management Independence ▪ We provide technology and tools to lessen the administrative burden and allow doctors to focus on providing healthcare Reduced Administrative Burden ▪ We provide a framework for assuring the continued quality of care Quality Framework

ApolloMed Key Recent Accomplishments

☑	December 2017	Closed merger with ApolloMed and NMM
☑	May 2019	APC completed acquisition of Alpha Care Medical Group
☑	August 2019	APC completed acquisition of Accountable Healthcare IPA
☑	September 2019	Completed APC transaction (including $290mm credit facilities)
☑	October 2019	Entered into MSA with IPA serving ~145,000 new members
☑	November 2019	APC awarded Elite status for America's Physician Groups Standard of Excellence Survey for 2019

Note: MSA = Master Service Agreement.

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Experienced Management Team with a History of Success

Name	Title	Year Joined ApolloMed	Background
Kenneth Sim, M.D.	Executive Chairman and Co-CEO	2006	▪ Also serves as Chairman of APC ▪ Holds bachelor's degree from UCLA and M.D. from Loma Linda University School of Medicine and the Autonomous University of Guadalajara, Guadalajara, Mexico ▪ General surgeon
Thomas S. Lam, M.D., M.P.H.	Co-CEO and President	2005	▪ Member of AMEH's Board of Directors since 2016, CEO and CFO of APC since 2014 ▪ Also serves as CEO and board member of NMM ▪ Received medical training from New York Medical College and gastroenterology training from Georgetown University
Eric Chin	Chief Financial Officer	2018	▪ Also serves as CFO of NMM, previously served as Controller / Head of Finance - Real Estate of Public Storage, AVP of Financial Reporting at Alexandria REIT and Assurance Senior Manager at E&Y ▪ 17+ years of financial experience ▪ Holds a B.A. from UCLA and is a licensed CPA
Hing Ang	Chief Operating Officer	2007	▪ Previously served as Senior Director of Operations of NMM ▪ Fellow of the Association of Chartered Certified Accountants in England and a licensed CPA
Adrian Vazquez, M.D.	Chief Medical Officer	2001	▪ Previously served as President and Chairman of the Board of ApolloMed prior to the NMM merger and co-founder of ApolloMed Hospitalists ▪ Holds a B.S. and M.D. from UC Irvine ▪ Internal medicine specialist
Albert Young, M.D.	Chief Administrative Officer	2006	▪ Holds an M.D. from West Virginia University School of Medicine and a Master's in Public Health from UCLA; completed internal medicine residency and Fellowship in pulmonary medicine at USC Medical Center ▪ Pulmonology specialist
Brandon Sim	Interim Chief Technology Officer	2019	▪ Previously served as Quantitative Researcher at Citadel Securities and Chief Technology Officer at Theratech ▪ Holds a B.A. in Statistics and Physics and M.S. in Computer Science and Engineering from Harvard University

In Addition to the Executive Management team, ApolloMed has a Deep and Experienced Bench of Senior Managers

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Board of Directors with Substantial Industry Experience

Name	Title	Year Joined the Board	Background
David Schmidt	Director	2013	▪ Principal of Schmidt & Associates and former CEO of the TPG-International Health Academy; previously served as CEO of SCAN Health Plan and Medichek ▪ Bachelor's degree in Economics from UCLA and M.B.A. from the Anderson School of Management at UCLA
Mark Fawcett	Director	2016	▪ SVP and Treasurer of Fresenius Medical Care North America and formerly Director in Corporate Finance of BankBoston ▪ Bachelor's degree in Psychology from Wesleyan and M.B.A. from Columbia University Business School
Michael Eng	Director	2017	▪ Currently an instructor at California State University LA; previously served as City Councilman, State Assemblyman and College Trustee ▪ Bachelor's degree and Master's degree from University of Hawaii and J.D. from UCLA
Mitchell Kitayama	Director	2017	▪ Chairman of Winslow Drake; previously served as CEO and Vice Chairman of Metro United Bank, SVP and Treasurer of East West Bank ▪ Bachelor's degree in Biology with minor in Chemistry and M.B.A from Baylor University
Li Yu	Director	2017	▪ CEO and Chairman of Preferred Bank; previously served as President of National Association of Chinese American Bankers ▪ M.B.A. from UCLA
Ernest Bates	Director	2018	▪ Founder, Chairman and CEO of American Shared Hospital Services ("ASHS") and Emeritus member of the Board of Trustees at Johns Hopkins University and the University of Rochester ▪ Bachelor's degree from John Hopkins University and M.D. degree from the University of Rochester School; completed Neurosurgery residence at the University of California Medical Center
John Chiang	Director	2019	▪ Most recently served as California State Controller and California State Treasurer ▪ Bachelor's degree in Finance from the University of South Florida and J.D. degree from Georgetown University Law Center
Linda Marsh	Director	2019	▪ Sr. EVP of AHMC Healthcare and a Board member of the Hospital Associate of Southern California, Private Essential Access Community Hospitals and the American Red Cross ▪ Bachelor's degree in Economics and Master's degree in Accounting from the University of Southern California
Matthew Mazdyasni	Director	2019	▪ Former Executive Vice President, Chief Administrative and Chief Financial Officer of HealthCare Partners Holding ▪ Master's degree in Accounting from the University of Kentucky

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Allied Physicians of California IPA Overview

One of the largest IPAs in the U.S. with market density in Southern California

APC Overview

- Operates robust network of physicians and medical professionals
  - Focused on improving outcomes for members by providing quality, cost-effective integrated healthcare
- Capitated (PMPM) revenue model
  - Contracts with HMOs to arrange for the delivery of healthcare services to members; track record of profitably managing risk
  - Stop-loss provisions in contracts to appropriately manage downside risk
- Acquired Alpha Care Medical Group in May 2019 for ~$45 million and Accountable Health Care IPA (remaining 75% not held by APC) in August 2019 for ~$7.25 million
  - Alpha Care is a California-based IPA with 170K+ members and significant presence in Inland Empire market
  - Accountable Health Care is a California-based IPA with 89K+ members and significant presence in the greater Los Angeles County
- APC was incorporated in 1992
  - 30-year MSA with NMM / ApolloMed in place since 1997

Comprehensive Integrated Healthcare Network

Years in Operation:	25+, with proven ability to profitably manage risk
Facilities / Services:	Acute care, urgent care, clinical laboratories, diagnostic imaging, outpatient facilities and multi-specialty clinics, among other services

Selected APC Investments

LaSalle we care.

MediPortal your gateway to better health

PACIFIC MEDICAL Imaging & Oncology Center

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Note: HMO = Health Maintenance Organization.

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ApolloMed and Allied Pacific of California IPA ("APC") Transaction Overview

Transaction Size

- $545 million[1]

Consideration

- ~15 million shares of ApolloMed common stock at $19.98[2](~$300 million)
- Cash consideration of ~$245 million

Transaction Rationale

- Forms one of the nation's largest integrated care management companies and platform for further consolidation
- Future IPA acquisitions are expected to be executed through APC
- Materially integrates the financial results of APC with ApolloMed

Timing

- Closed in September 2019
- ApolloMed concurrently closed $290 million credit facility

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Note: Allied Physicians of California IPA d.b.a. Allied Pacific of California IPA ("APC").
(1) Inclusive of Alpha Care acquisition.
(2) Price per share of $19.98 equals the average closing price for five consecutive trading days ending on May 9, 2019.

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17 $356.4 $519.9 $519.9 $629.9 $47.9 $51.8 $105.5 ND APC Transaction Integrates the Financial Results of ApolloMed and APC Note: PF = Pro forma assuming consummation of each transaction at the beginning of the period. See appendix for EBITDA reconc ili ation details. Source: Company filings. (1) EBITDA of $101.2 (see appendix for EBITDA reconciliation) - NCI of $49.4 as disclosed in the FY18 10K. (2) EBITDA of $101.2 (see appendix for EBITDA reconciliation ) - NCI of ($4.3) as disclosed on page 37 of the proxy filed on 07/31/2019. APC Transaction ▪ APC was historically accounted as a variable interest entity (VIE) of ApolloMed − Transaction significantly reduces NCI associated with APC ▪ Revenue pre - and post - transaction is unchanged ▪ Financially aligns interests of ApolloMed and APC shareholders ▪ Simplified financial reporting for investors Alpha Care (ACMG) Transaction ▪ Acquired by APC in May 2019 for ~$45mm EBITDA - NCI Net Income Attributable to ApolloMed ($ in millions) Revenue PF APC & Alpha Care Historical 2018A (Pre - APC) 2017A 2018A PF APC 2018A PF APC + ACMG $25.8 $10.8 $61.0 $60.0 2018A (Pre - APC) 2017A 2018A PF APC 2018A PF APC + ACMG Commentary 2018A (Pre - APC) 2017A 2018A PF APC 2018A PF APC + ACMG ApolloMed and NMM merger closed in Dec. 2017 (1) (2)

18 Evolution of Healthcare Delivery to Value - Based Care ▪ Siloed care with little coordination among providers ▪ Volume - based system results in redundant, sometimes contradictory care ▪ Limited integration and data sharing ▪ Reactive care as opposed to proactive ▪ Little sensitivity to cost ▪ Poor patient experience ▪ Integrated healthcare ecosystem ▪ Reduce redundant and / or unnecessary testing ▪ Actionable data allows providers to make informed decisions ▪ Emphasize preventative / chronic care management ▪ Incentive to deliver better care at lower cost ▪ Center on patient experience and outcomes Traditional Fee - for - Service Value - Based Care

Leading Patient-Centric Value-Based Care Provider

ApolloMed is embedded within the healthcare ecosystem, offering a "single-payor" model to physicians and patients via its horizontally integrated structure and partnerships

- ApolloMed manages the **care of the patient through the entire health continuum**
- Contracted IPA primary care physicians (PCP) are the **"quarterbacks" of care** and are in charge of managing the overall health of the patient and coordinating care
- Through its **network of contracted specialists**, the primary care physicians refer patients to in-network specialists that maintain constant communication with the PCP
- Partners with a network of facilities that provide ancillary services to further support its members
  - **Urgent care facilities** can treat minor emergencies and prevent ER visits
  - **Network of Labs and Imaging facilities** deliver medical services in a cost-efficient setting
  - **Hospitalist group** extends the continnuum of care to the acute care setting
  - **Home-health and SNF teams** provide care to the patient after discharge
- The Company is involved in every aspect of care for the patient and is supported every step of the way by the leading care management techniques and data analytics delivered from Network Medical Management (MSO)



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Management and Administrative Support Services
Integrated Population Health Management
7,000+ Contracted Physicians (1)
~1,145,000 Members (1)
Network of Contracted Specialists
Network of Hospital Partners
Network of Ancillary Services

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(1) As of January 1, 2020.
Note: SNF = Skilled Nursing Facility.

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20 2015 2016 2017 2018 ▪ Combination of clinical, administrative, and technology capabilities enable physicians to focus on patients while retaining a greater share of their capitated income stream ▪ Flexible physician schedules promote work - life balance ▪ Focuses on high quality care, offering sufficient time with patients tailored to local community needs Unique Model to Attract and Retain Physician Partners Attracting and retaining physicians is at the heart of ApolloMed’s growth strategy Business Transparency Financial Compensation Work Environment and Culture Industry - Leading MSO Capabilities ▪ PMPM payments and incentives to physicians ▪ Opportunity for equity ownership interest aligns incentives and offers a chance to participate in the Company’s financial success Total Contracted Physicians at APC ▪ Only publicly traded population health management system in Southern California − Recruiting / retention tool ▪ Physicians offered the opportunity to join a publicly traded MSO and IPA company , which provides transparency through public reporting ▪ Consistent growth in contracted physicians at APC ▪ Alignment of incentives reduces turnover

21 Medicare Average Length of Stay ApolloMed Delivers High Quality Outcomes Cloud Based IT Platform Hospitalists A CO IPA Shift T owards Value - Based Care Key Metrics Senior Inpatient Bed Days / 1,000 Patients 603 864 1,706 APC Local Competitor Medicare FFS * Senior Medical Loss Ratio 3.7 6.7 APC National Benchmark for Medicare HMO 245 425 APC National Average Medicaid Inpatient Bed Days / 1,000 Patients 133 254 APC Benchmark (# days) (# days) Source: CMS.gov. Note: Key metrics as of YTD June 2019. Managed Care Senior Hospitalization Rate / 1,000 Patients Medicaid Average Length of Stay Inpatient Days Length of Stay Efficiency Patient Focused, Physician Centric 3.8 4.8 APC National Average 80.0% 86.3% APC National

22 San Bernardino Riverside San Diego Los Angeles Kern Tulare Kings Fresno Madera Santa Cruz San Mateo Yolo Placer Sacramento San Joaquin Established Market Presence Throughout California Diversified Presence Throughout California Counties Served ▪ Strong market position in key markets with density in Southern California ▪ Leadership position in the markets in which it operates ▪ Physician - led organization with proven track record of profitably managing risk ▪ Highly incentivized PCP network given ownership structure and alignment of incentives ▪ Robust history of enrollment growth Total managed lives: ~1,145,000 (1) (1) As of January 1, 2020.

23 Long Term and Diversified Payor Relationships Top Payor YTD September 2019 % of Rev. YTD September 2018 % of Rev. Payor A 14% 13% Payor B 13% 17% Payor C 10% 13% Payor D <10% 16% Payor E 11% <10% In the Company’s 20+ years of operations, ApolloMed has never lost a payor contract ▪ Consistent diverse payor mix ▪ Significant long - term relationships with key payors with an average tenure of ~15 years

24 Multiple Strategies to Drive Growth x Continue to invest in technology capabilities to further drive network management and clinical care capabilities x Expand population health management capabilities including member engagement, preventive care and data analytics x Leverage population health capabilities across member engagement, preventive care and data / technology capabilities to deliver lower cost care alternatives x Utilize technology and automation to optimize incentive payments Additional Opportunities Grow physician network and lives under management Enter new markets and geographies Expand partnerships with hospitals and health systems Add new service lines Consolidate additional IPAs under APC

1 Consolidate Additional IPAs Under APC

Case Study: APC acquisition of Alpha Care

Alpha Care Medical Group Overview

- On May 31, 2019, APC successfully closed the acquisition of Alpha Care Medical Group, Inc. ("Alpha Care") for $45 million, greatly expanding ApolloMed's presence in the Inland Empire market
- Alpha Care is an IPA incorporated in March 1993 in California. It is a risk-bearing organization providing professional services to HMO plan members through a network of independent primary care and specialty care physicians
  - Focus on Medi-Cal / Medicaid, Commercial, Medicare and Dual Eligible members in Riverside and San Bernardino
- Alpha Care contracts with HMOs and physicians on a variety of capitation and fee-for-service arrangements in order to provide a full scope of services for all healthcare needs
- Generated approximately ~$110 million of revenue in 2018

Key Statistics

Members:	~170,000
Primary Care Physicians:	340+

Health Plan Relationships

IEHP Inland Empire Health Plan

Anthem BlueCross

MOLINA HEALTHCARE

Care1st HEALTH PLAN

blue california

Health Net

CENTRAL HEALTH MEDICARE PLAN

brand new day

Alignment Healthcare

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1 Consolidate Additional IPAs Under APC (cont'd)

Case Study: APC Acquisition of Accountable Health Care

Accountable Health Care IPA Overview

- On August 30, 2019, APC successfully acquired all outstanding shares of capital stock in Accountable Health Care IPA (75% not held by APC) for $7.25mm. APC owns the remaining 25% of the outstanding shares
- Accountable Health Care has served the local community in the greater Los Angeles County area for more than 20 years
  - Focus on federally qualified health plans and multiple product line (Medi-Cal, Medicare, California Healthy Families and various commercial plans)
- Accountable Health Care expands the Company's capitated membership base and deepens its geographic footprint in Southern California

Key Statistics

Members:	~89,000
Primary Care Physicians:	400+

Health Plan Relationships

Anthem BlueCross

brand new day
HEALTHCARE YOU CAN FEEL GOOD ABOUT

blue california

Care1st HEALTH PLAN

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2 Expand Physician Network and Membership

Physicians / IPAs Drive Membership

- Adding physicians to the ApolloMed platform (particularly primary care) is key to growing lives under management
  - Lives under management can either be owned (consolidated) or managed (management fee)
- ApolloMed can grow physician relationships in many ways
  - Recruiting new physicians to the platform (owned)
  - Acquiring IPAs (owned)
  - Signing MSO agreements to provide non-clinical services (managed)


Contracted Physician Growth
~50%
~4,000
~6,000
2017
2019

Over 60,000 active physicians in the state of California[1]


Membership Growth
~25%
~800,000
~1,000,000
2017
2019

Case Study: Expanding MSO Presence

- On October 2, 2019, announced an agreement to provide management services to a new MSO client serving ~145,000 members
  - >1,000 primary and specialist physicians
  - Presence in strategic markets of South L.A., San Fernando Valley and Antelope Valley
- Significant increase in lives under management


~14.5%
~1,000,000
~1,145,000
~145,000
~1,000,000
2019
January 1, 2020

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1) California Health Care Foundation Report. Active physicians defined as physicians who provided 20 or more hours per week of patient care.

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28 Multi - Faceted Growth Opportunity Add New Service Lines Expand Partnerships Enter New Markets and Geographies ▪ Consistent dialogue with new IPAs to expand into new markets ▪ Recent expansion into San Bernardino, San Mateo, Riverside and Orange counties ▪ Will be selective and opportunistic in expanding outside of California market ▪ Enter brick and mortar medical space through physician practice management ▪ Mid - level nurse practitioners / temporary staffing services ▪ Continues to invest in next generation technology, preventative care and automation to further drive clinical care capabilities ▪ Actively looking for additional partnerships to expand footprint

Overview of ApolloMed Payment Schematics



IPA Value Chain Relationship
Individuals
Employees
Seniors / Disabled
Beneficiaries
Employers
A
CMS
A
States
Exchange
Commercial
Medicare Advantage
Medicaid
B
B
IPA (Professional Risk)
Allied Pacific IPA
C
Shared Savings
Hospital (Institutional Risk)
AHMC Healthcare
D
Primary Care Physicians
Specialists
Labs
Imaging Centers



ACO Value Chain Relationship
Seniors / Commercial Population
Payors
CMS
blue california
ACO
APA ACO
Blue Shield ACO
Contracted Physicians

Payment Schematics

A. Payors remit a fixed PMPM payment to the HMOs and other contracted managed care entities

B. HMOs and other contracted managed care entities remit the Professional piece of the PMPM payment to the IPA and Institutional piece of the PMPM payment to the hospital

C. Hospital partners remit 50% of savings generated to IPA

D. IPA remits primary care capitation payment to the contracted primary care physicians and negotiated payments to the contracted specialists, labs, imaging centers, and other outpatient facilities

Payment Schematics

A. CMS or Commercial payor remits payments to ACO as well as a distribution for earned surplus, if any

B. ACO remits a portion of the surplus to the contracted physicians

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ApolloMed's Capitation and Risk Sharing Model


Funding Sources
CMS
Individuals & Employers
A
Health Plans
BlueCross
Health Net
LA Care
B
Physician Groups / IPAs
Allied Pacific IPA
ALPHA CARE Medical Group
LaSalle we care
C
MSOs
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D
Hospitals
Alhambra Hospital Medical Center
Garfield Medical Center

- (A) Capitated models incentivize quality of care and cost reduction
- (B) ApolloMed uses its scale and analytics to negotiate higher PMPM rates on behalf of its affiliated physicians and IPAs
- (C) MSOs utilize scale and data management to minimize medical costs throughout the healthcare system
- (D) Capitation arrangements are sometimes supplemented by risk sharing agreements (full and shared risk)
  - Driving cost efficiencies for hospitals enables ApolloMed to capture additional risk pool revenue apollomed

Denotes payments
Denotes risk sharing
Denotes cost savings
ApolloMed affiliated entities

30

ApolloMed Sources of Revenue (YTD 09/30/2019)

($ in millions)



$382
80%
9%
7%
3%
1%
YTD September 2019
Capitation, net
Risk Pool Settlements and Incentives
Management Fee Income
Fee-for-service, net
Other Income

A Capitated fees for medical services via direct arrangements with managed care providers

- Typically pre-paid monthly based on number of enrollees

B Full risk capitation arrangements with certain health plans and local hospitals

- ApolloMed receives % of net surplus from affiliated hospitals' HMO contracts
- Also enters into shared risk capitation arrangements with HMOs and receives certain "pay-for-performance" incentives

C Fees earned from providing management, physician advisory, healthcare staffing, admin. and other non-medical services

- Based on % of revenue or collections
- Services provided to IPAs and hospitals
- Paid monthly

D Professional component of charges for medical services rendered by our contracted physicians and employed physicians

- ApolloMed bills hospitals or 3rd party payors for physician staffing and bills patients / payors for patient care services
- Revenue is net of contractual allowances

apollomed

Note: Not pro forma for Alpha Care and Accountable Health Care transactions.

31

32 ~$18mm Q1 APA ACO revenue assumption based on reported run - rate. See detail on page 33. Note: 2019 revenue not pro forma for Alpha Care and Accountable Health Care transactions. APC membership denotes organic growth excluding Alpha Care and Accountable Health Care acquisitions. 2006 2014 09/30/2019 Historical Financial Profile Simplified Structure Post - APC Transaction (2018) Historical Revenue Consistent APC Membership Growth Contracted Physicians $306 $356 $520 $488 $18 $306 $356 $520 $506 2016 2017 2018 LTM 09/30/2019 $11 $61 Actual (Pre-APC) Pro Forma for APC Transaction $520 $520 Actual (Pre-APC) Pro Forma for APC Transaction Significantly reduced NCI Revenue Net Income CAGR: 14% CAGR: 20% ApolloMed and NMM merger closed in Dec. 2017 (# of members) ($ in millions) ($ in millions) ~4,000 ~6,000 2017 2019 (# of physicians)

Historical Financial Profile (cont.)

($ in millions)

Recent Revenue Trends

Q3 Year Over Year Performance



$167
$165
$9(1)
$156
PF Accountable Health Care
Q3'18
Q3'19

- Reduction of risk pool revenue from refinement of input assumptions in estimating the amount of net surplus as due to adoption of ASC 606
- Management fee decrease due to acquisition of Accountable Health care and a decrease in the number of patients served by our affiliated groups, including an affiliated physician group that ceased operations
- Offset by increase in capitation revenue primarily due to acquisition of Alpha Care and Accountable Health Care
  - Capitation revenue increased marginally excluding acquisition adjustments

YTD September 2019 Year Over Year Performance



$413
$495
$37
$58
$18
$382
PF Accountable Health Care
PF Alpha Care
PF CMS Payment Delay
2018 YTD
2019 YTD(2)

- Capitation revenue increase primary due to acquisitions of Alpha Care on May 31, 2019 and Accountable Health Care on August 30, 2019
  - Contributed $45.9mm and $4.6mm, respectively, for nine months ended September 30, 2029
  - Partially offset by the delayed commencement by CMS of APA ACO's 2019 NGACO performance year to April 2019 instead of February
- Reduction of risk pool revenue from refinement of input assumptions in estimating the amount of net surplus as a result of the adoption of ASC 606
- Management fee decrease due to acquisition of Accountable Health care and a decrease in the number of patients served by our affiliated groups, including an affiliated physician group that ceased operations apollomed

(1) Assumes ~$4.6mm monthly run-rate for July and August based on reported Accountable Health Care contribution in September to Q3 results.
(2) Alpha Care assumes ~$11.5mm monthly run-rate from January to May based on reported revenue contribution to Q2 results. Accountable Health Care assumes ~$4.6mm monthly run-rate from January to August prior to the acquisition. ~$18mm PF CMS payment in Q1 based on reported run-rate.

33

Historical Financial Profile (cont.)

($ in millions)

Revenue Overview



$520
$506
$18
$488
$413
$400
$18
$382
2018
LTM Sept 2019
3Q 2018 YTD
3Q 2019 YTD

YTD Results Commentary

Core Operations

- Capitation revenue increased by ~$38.7mm vs. YTD 2018 due to acquisitions of Alpha Care and Accountable Health on May 31, 2019 and August 30, 2019, respectively
  - Partially offset by the delayed commencement by CMS of APA ACO's 2019 NGACO performance year to April 2019 instead of February
- Management fee decreased by $9.4mm vs. YTD 2018 due to the acquisition of Accountable Health Care and a decrease in patients served by affiliated physician groups, including one affiliated physician group that ceased operations

Accounting Adjustment

- Risk pool revenue decreased by $57.0mm vs. YTD 2018 due to the refinements of assumptions used to estimate net surpluses from hospital risk pools as a result of the adoption of ASC 606
- Estimate based on reports received from hospital partners and management's estimate
  - Actual risk pool surpluses are settled ~18 months later

~$18mm Q1 APA ACO revenue assumption based on reported run-rate.

Note: See appendix for EBITDA and Adjusted EBITDA reconciliations. Not pro forma for Alpha Care and Accountable Health Care transactions.

apollomed 34

35 Current ApolloMed Capitalization Note: See appendix for EBITDA reconciliation. Balance sheet data as of 9/30/2019. (1) Includes 17.0mm treasury shares. (2) Fully diluted shares outstanding includes 1.5mm and 3.8mm options and warrants assumed exercised on 12/06/2019 closing pr ice of $19.01. (3) Excludes restricted cash of $195mm. ($ millions, except for per share price) Share Price (as of 01/06/2020) $18.00 Basic Shares Outstanding (1) 51.8 Options, Warrants and Holdback Shares (Treasury Stock Method) 3.3 Fully Diluted Shares Outstanding (2) 55.1 FD Market Capitalization $991.8 Plus: Total Bank Debt 250 Less: Cash and Cash Equivalents (3) (36) Implied Enterprise Value $1,206 Notes: Availability on RCF $40

Foundations of Shareholder Value

Key Business Attributes

- Leading platform focused on attractive markets
- Highly differentiated position
  - Networks of primary care and specialist physicians that create market alignment and care management
  - Track record of delivering high-quality, cost-effective outcomes in risk-bearing model
  - Clinically strong management team experienced in managing physician practices and risk-based organizations

Financial Parameters

Revenue Growth	✓ Organic growth and acquisitions
EBITDA Margin Expansion	✓ Ability to scale with future IPAs
Managed Lives Growth	✓ Managed lives increased from acquisitions – Grew managed lives from ~800K to ~1.1mm(1)
IPA Growth	✓ Acquired two IPAs since May 2019
M&A	✓ Continuously assessing pipeline of potential IPA targets
Maximum Leverage	✓ 3.75:1.00

apollomed

(1) As of January 1, 2020.

36

Appendix

38 ApolloMed Lives Under Management Note: 2017 and 2018 membership pro forma for Accountable Health Care. 2019 membership not pro forma for the new MSA entered into October 2 , 2019 . Capitated Membership (09/30/19) Capitated Membership Trends ▪ Increase in IPA lives under management due to the acquisition of Alpha Care and consolidation of Accountable Health Care in 2019 ; Acquisition of Alpha Care increased IPA managed lives by ~170K ; Consolidation of Accountable Health Care resulted in ~90K managed lives shift from MSO to IPA ▪ On January 1, 2020, MSO lives increased by approximately 145,000 due to MSA signed in October 2019 IPA 54% MSO 43% ACO 3% 270,000 265,000 540,000 670,000 665,000 430,000 29,000 30,000 30,000 969,000 960,000 1,000,000 2017 2018 09/30/19 IPA MSO ACO

ApolloMed at the Center of Integrated Care / Population Health Mgmt.



Apollo Medical Holdings
Network Medical Management
Allied Pacific of California IPA
Specialists
PCP
Hospitalists
DME Home Health Palliative Care
Ancillary Provider
Lab Radiology Pharmacy
Health Plan Partners
Genetics Artificial Intelligence
Behavior Health Services
Senior Wellness Centers
Ambulatory Surgical Centers
Hospital Partners
Healthcare Cities Micro-Hospitals
Skilled Nursing Facility
Sub Acute Care (Assisted Living, Independent Living)
Urgent Care Centers
ApolloMed Entities
Strategic Relationships
Strategic and Preferred Contractual Relationships

apollomed

Note: DME = Durable Medical Equipment.

39

40 EBITDA Reconciliation ($ in millions) Note: Not pro forma for Alpha Care and Accountable Health Care transactions. (1) LTM and 2019 financials post - APC transaction. 9 months ended 2018 LTM 09/30/2019 09/30/2018 09/30/2019 Net Income $60.3 $17.0 $62.2 $19.0 Depreciation and amortization 19.3 18.3 14.8 13.8 (Benefit from) Provision for income taxes 22.4 5.5 23.3 6.5 Interest expense 0.6 1.5 0.4 1.3 Interest income (1.3) (1.4) (1.2) (1.3) EBITDA $101.2 $40.9 $99.6 $39.3 Adjustments (Income) Loss from equity method investments 8.1 4.4 2.6 (1.2) Other Income (1.6) (3.6) (0.9) (2.8) Adoption of ASC606 (49.6) - (49.6) - Provider bonus payments - 12.1 - 12.1 Net provision of doubtful accounts (3.9) (5.3) - (1.4) Impairment of intangibles 3.8 5.8 - 2.0 Severance payments 1.4 - 1.4 - EBITDA Adjustments for recently acquired IPAs - 5.6 - 5.6 Adj. EBITDA $59.4 $60.0 $53.0 $53.6 Memo: Net Income (Loss) Attributable to Non-Controlling Interests (1) $49.4 $12.7 $48.3 $11.6

APC Transaction Overview

1

ApolloMed enters into new $290 million Senior Secured Credit Facilities with Financial Institution

2

ApolloMed loans $545 million to newly formed PC, AP-AMH

- Funds procured through:
  - New $290 million Senior Secured Credit Facilities and
  - Sale of $300 million shares of ApolloMed common stock to APC

3

AP-AMH advances $545 million to APC for 1 million shares APC Preferred Stock

- Only cash that will actually be exchanged is $245 million from the proceeds of the Senior Secured Credit Facility paid out over a three year period

4

The economic interest of APC will be transferred to AP-AMH via the dividends of the preferred stock

- The value of the dividends will be transferred from AP-AMH to ApolloMed via:
  - Interest payments on the $545 million loan
  - Fee to license the ApolloMed trade name
  - Administrative Services Agreement for NMM to manage AP-AMH



3 $245 million
On behalf of AP-AMH
Apollo Medical Holdings ("ApolloMed")
1 $290 million(1)
Senior Secured Credit Facilities
Interest Payments
2 15 million shares ApolloMed Common Stock(3) (Valued at $300 million)
2 $545 million (Loan)
Allied Physicians of California ("APC")
AP-AMH Medical Corp(2) ("AP-AMH")
3 1 million Series A Preferred Shares of APC(4) (Valued at $545 million)
4 Mandatory Cumulative Pref. Dividend

apollomed

1) $100 million Revolving Credit Facility ($60 million funded); $190 million Term Loan Credit Facility.
2) Newly created Professional Medical Corp.
3) Treasury stock, considered issued but not outstanding for AMEH.
4) Considered issued but not outstanding for APC.

41

42 Operations Overview Integrated medical systems with large patient pools are positioned to take advantage of industry trends, meet patient and government demands, and benefit from cost advantages due to scale and integrated approach of care delivery Independent Practice Associations Contract with physicians and provide care to Medicare, Medicaid, commercial and dual - eligible patients on a risk - and value - based fee basis Management Service Organizations Management service organizations provide management , administrative and other support services to affiliated physician groups such as IPAs Medicare Shared Savings Program Offers providers and suppliers ( e.g ., physicians, hospitals, and others involved in patient care) an opportunity to create an ACO Accountable Care Organization Agrees to be held accountable for the quality, cost, and experience of care of an assigned Medicare fee - for - service beneficiary population Next Generation ACO NGACO Model is a CMS program that allows provider groups to assume higher levels of financial risk and potentially achieve a higher reward from participating in this attribution - based risk sharing model Outpatient Clinics Ambulatory surgery centers and other outpatient clinics are facilities that specialize in performing outpatient surgeries, ambulatory treatments and diagnostic and other services in local communities Hospitalist Services Doctors specialized in the care of patients in the hospital and assume inpatient care responsibilities otherwise provided by primary care or other attending physicians Hospice / Palliative Care and Home Health Care Ops Comprehensive management of the healthcare services and products needed to serve chronically, terminally or seriously ill patients and their families through the use of an interdisciplinary team Population Health Management Includes the aggregation of patient data across multiple health information technology resources , the analysis of that data into a single, actionable patient record, and the actions through which care providers can improve both clinical and financial outcomes

43 Key Acronyms ▪ ACO: Accountable Care Organization ▪ AIPBP: All - Inclusive Population - Based Payments ▪ APC: Allied Physicians of California IPA ▪ CMMI: Center for Medicare and Medicaid Innovation ▪ CMS : Centers for Medicare & Medicaid Services ▪ DME: Durable Medical Equipment ▪ Health Plan / Payors: Health Insurance Companies ▪ HMO: Health Maintenance Organization ▪ IPA: Independent Practice Association ▪ NCI: Non - Controlling Interest ▪ NMM: Network Medical Management ▪ MSA : Master Service Agreement ▪ MSO: Management Services Organization ▪ NGACO: Next Generation Accountable Care Organization ▪ PCP: Primary Care Physician ▪ PMPM : Per - M ember - P er - M onth ▪ SNF: Skilled Nursing Facility ▪ VIE: Variable Interest Entity